UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2009

Kraft Foods Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Lakes Drive, Northfield, Illinois	60093-2753
(Address of Principal executive offices)	(Zip Code)

Registrant’s Telephone number, including area code: (847) 646-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Kraft Foods Inc. is filing this Current Report on Form 8-K to update the financial information in Kraft Foods’ Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission on February 27, 2009 , to reflect revised financial information and disclosures as a result of the changes discussed below.

In January 2009, we began implementing changes to our operating structure reflecting our Organizing For Growth initiative and our Kraft Foods Europe Reorganization. The accompanying financial statements were revised to report the results of operations under this new structure. In line with our strategies, we are reorganizing our European operations to function on a pan-European centralized category management and value chain model, and we changed how we work in Europe in two key ways:

•

We transitioned our European Biscuit, Chocolate, Coffee and Cheese categories to fully integrated business units, further strengthening our focus on these core categories. To ensure decisions are made faster and closer to our customers and consumers, each category is fully accountable for its results of operations, including marketing, manufacturing and R&D. Category leadership, based in Zurich, Switzerland, reports to the Kraft Foods Europe President. These business units now comprise the Kraft Foods Europe segment.

•

We aligned the reporting of our Central Europe operations into our Kraft Foods Developing Markets segment to help build critical scale in these countries. We operate a country-led model in these markets.

In addition to this segment realignment in Europe, we have also implemented further changes in our financial reporting as part of our Organizing For Growth initiative, effective January 1, 2009:

•

We changed our method of valuing our U.S. inventories to the average cost method. The accompanying financial statements were revised to conform to our change in accounting policy. In prior years, principally all U.S. inventories were valued using the last-in, first-out (“LIFO”) method. With this change, we value all of our inventories using the average cost method. The change was made to better match revenues and expenses to current costs, to better align our external reporting with our competitors, and to align our external reporting with our tax basis of accounting.

•

We changed the classification of excise taxes to a net presentation in cost of sales. In prior years, excise taxes were classified gross within net revenues and cost of sales. With this change, we report all of our excise and similar taxes using the net presentation method. We made this change to better align our net revenues between various countries and to provide better clarity to net revenues and margins. The accompanying financial statements were revised to conform to this change. This change did not have a material impact on our net revenues or cost of sales.

•

We have revised our cost assignment methodology for headquarter functional costs across our operating structure. We conformed the accompanying financial statements to this change. This change entailed reclassifying certain costs from marketing, administration and research costs to cost of sales, and did not have an impact on net earnings.

Effective January 1, 2009, we also adopted the following new accounting guidance:

•

In December 2007, new guidance was issued on noncontrolling interests in consolidated financial statements. The guidance required us to classify noncontrolling interests in subsidiaries as a separate component of equity instead of within accrued liabilities. Additionally, transactions between an entity and noncontrolling interests are required to be treated as equity transactions. Therefore, they no longer are removed from net income, but rather are accounted for as equity. The accompanying financial statements were revised to conform to the requirements of this guidance. The adoption of this guidance did not have a material impact on our financial statements.

•

In June 2008, new guidance was issued to assist in determining whether instruments granted in share-based payment transactions are participating securities. The guidance considers unvested share-based payment awards with the right to receive nonforfeitable dividends, or their equivalents, participating securities that should be included in the calculation of EPS under the two-class method. The accompanying financial statements were revised to conform to the requirements of this guidance. As such, our restricted and deferred stock awards were considered participating units in our calculation of EPS. The adoption of this guidance did not have a material impact on our financial statements.

Pursuant to guidance provided by the SEC, we have revised the following sections of our Form 10-K to reflect the changes described above:

•	Item 6. Selected Financial Data;
•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation; and
•	Item 8. Financial Statements and Supplementary Data.

The information included with and in this Form 8-K is presented for information purposes only in connection with the changes described above. All other information in our Form 10-K has not been updated for events or developments that occurred subsequent to the filing of the Form 10-K with the SEC. For developments since the filing of the Form 10-K, please see our First Quarter 10-Q, our Second Quarter 10-Q and our Third Quarter 10-Q. The information in this Form 8-K, including exhibits, should be read in conjunction with the Form 10-K and our subsequent SEC filings.

Forward-Looking Statements

All statements and assumptions contained in this Form 8-K and in the documents attached that do no directly or exclusively relate to historical facts constitute “forward-looking statements” within the meaning of the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “goals,” “plans,” “believes,” “continues,” “may,” “will,” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those predicted in any such forward-looking statements. Such factors, include, but are not limited to, continued volatility of input costs, pricing actions, increased competition, our ability to differentiate our products from private label products, our indebtedness and ability to pay our indebtedness, the shift in our product mix to lower margin offerings, risks from operating internationally, tax law changes, the possibility that our proposed combination with Cadbury will not be pursued, failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other criteria to the possible combination, adverse effects on the market price of our common stock and on our operating results because of a failure to complete the possible combination, failure to realize the expected benefits of the possible combination, negative effects of announcement or consummation of the possible combination on the market price of our common stock, significant transaction costs and/or unknown liabilities and general economic and business conditions that affect the combined companies following the possible combination. We have not updated our forward-looking statements made as of the original filing date of our Form 10-K to account for subsequent events.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

99.1	Item 6. Selected Financial Data.

99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation.

99.3	Item 8. Financial Statements and Supplementary Data.

101.1

The following materials from Kraft Foods’ Form 8-K for the year ended December 31, 2008, formatted in XBRL (eXtensible Business Reporting Language): (i) the Condensed Consolidated Statements of Earnings, (ii) the Condensed Consolidated Statements of Equity, (iii) the Condensed Consolidated Balance Sheets, (iv) the Condensed Consolidated Statements of Cash Flows, (v) Notes to Condensed Consolidated Financial Statements, tagged as blocks of text, and (vi) document and entity information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRAFT FOODS INC.

/s/ TIMOTHY R. MCLEVISH
Name:	Timothy R. McLevish
Title:	Executive Vice President and Chief Financial Officer

Date: November 3, 2009

Kraft Foods Inc.

Form 8-K

In this report, “Kraft,” “we,” “us” and “our” refers to Kraft Foods Inc. and subsidiaries, and “Common Stock” refers to Kraft’s Class A common stock.

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